Exhibit 10.29

SECOND AMENDMENT TO CREDIT AGREEMENT

        This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 29, 2004, is among ASCENT FUNDING, INC., a Delaware corporation (“Borrower”), ASCENT ASSURANCE, INC., a Delaware corporation (“AAI”), NATIONALCARE® MARKETING, INC., a Delaware corporation (“NCM”), AMERICARE BENEFITS INC., a Delaware corporation (“ABI”), and THE FROST NATIONAL BANK, a national banking association (“Lender”).

RECITALS:

        The Borrower, AAI, NCM, ABI and the Lender have previously entered into the Credit Agreement dated as of December 31, 2003 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

        The Borrower, AAI, NCM, ABI and the Lender now desire to amend the Credit Agreement to extend the Maturity Date and to make other modifications, as provided in this Amendment.

AGREEMENT:

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

        1.1    Definitions.    All capitalized terms not otherwise defined herein have the same meanings as in the CreditAgreement.

ARTICLE II

Amendments to Credit Agreement

        2.1    Amendments to Credit Agreement Section 1.1.

                 Credit Agreement Section 1.1 is amended as follows:

        The definition of “Maturity Date” is deleted in its entirety and the following is substituted in lieu thereof:

“Maturity Date” means January 15, 2007 or such other date as may be determined from time to time by written agreement between the Borrower and Lender.

ARTICLE III

Conditions Precedent

        3.1    Conditions.    The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)     Documents.    The Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, and the following shall have occurred, in form and substance satisfactory to the Lender:

(i)	This Amendment executed by the Borrower, ABI, each other Obligor, and the Lender.

(ii)	The First Restated Revolving Promissory Note executed by the Borrower, in the form of Exhibit A hereto.

(iii)	a financing statement filed in the correct jurisdiction listing NCM, as Debtor/Seller, and the Borrower, as Secured Party/Buyer.

(iv)	a financing statement filed listing ABI, as Debtor/Seller, and the Borrower, as Secured Party/Buyer.

(v)

a certificate of the Secretary or Assistant Secretary of Borrower, dated the date of this Amendment, attesting on behalf of Borrower to all corporate action taken by Borrower, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and to the completeness and correctness of the Articles of Incorporation and Bylaws of Borrower.

(vi)

evidence of good standing in a form satisfactory to Lender for Borrower as of a recent date issued by the Secretary of State of its jurisdiction of incorporation and each state where Borrower, by the nature of its business, is required to qualify to do business, except where the failure to be so qualified could not reasonably be expected to have a Materially Adverse Effect.

(vii)

a certificate of the Secretary or Assistant Secretary of AAI, dated the date of this Amendment, attesting on behalf of AAI to all corporate action taken by AAI, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and to the completeness and correctness of the Articles of Incorporation and Bylaws of AAI.

(viii)

evidence of good standing in a form satisfactory to Lender for AAI as of a recent date issued by the Secretary of State of its jurisdiction of incorporation and each state where AAI, by the nature of its business, is required to qualify to do business, except where the failure to be so qualified could not reasonably be expected to have a Materially Adverse Effect.

(ix)

a certificate of the Secretary or Assistant Secretary of NCM, dated the date of this Amendment, attesting on behalf of NCM to all corporate action taken by NCM, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and to the completeness and correctness of the Articles of Incorporation and Bylaws of NCM.

(x)

evidence of good standing in a form satisfactory to Lender for NCM as of a recent date issued by the Secretary of State of its jurisdiction of incorporation and each state where NCM, by the nature of its business, is required to qualify to do business, except where the failure to be so qualified could not reasonably be expected to have a Materially Adverse Effect.

(xi)

a certificate of the Secretary or Assistant Secretary of ABI, dated the date of this Amendment, attesting on behalf of ABI to all corporate action taken by ABI, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and to the completeness and correctness of the Articles of Incorporation and Bylaws of ABI.

(xii)

evidence of good standing in a form satisfactory to Lender for ABI as of a recent date issued by the Secretary of State of its jurisdiction of incorporation and each state where ABI, by the nature of its business, is required to qualify to do business, except where the failure to be so qualified could not reasonably be expected to have a Materially Adverse Effect.

(xiii)	The Consent Related to Intercreditor Subordination Agreement, in the form of Exhibit B hereto, signed by all parties thereto.

(xiv)	a favorable opinion of general counsel to each Obligor dated the date of this Amendment, in substantially the form set forth in Exhibit C hereto.

(xv)	a Waiver of Jury Trial and Notice of Final Agreement executed by all parties thereto in the form of Exhibit D hereto.

(b) No Default. No Default or Event of Default shall exist.

(c)     Representations and Warranties.    All of the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

        3.2    Expenses of Lender.    As provided in the Credit Agreement, Borrower shall pay on demand all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of the Lender’s legal counsel.

ARTICLE IV

Ratifications, Representations and Warranties

        4.1    Ratifications.    The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor and the Lender agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Upon the effectiveness of this Amendment, ABI shall be a party to the Credit Agreement and an Obligor.

        4.2    Representations and Warranties.    Each Obligor hereby represents and warrants to the Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Default or Event of Default exists, and (iv) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE V

Miscellaneous

        5.1    Reference to Credit Agreement.    Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

        5.2    Severability.    The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

        5.3    Counterparts.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

        5.4    INTEGRATION.     THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        5.5    GOVERNING LAW.    THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

        5.6    Authorization of Third Parties to Deliver Opinions, Etc.    Each Obligor hereby authorizes and directs each Person whose preparation or delivery to the Lender of any opinion, report or other information is a condition or covenant under this Amendment to so prepare or deliver such opinion, report or other information for the benefit of the Lender.

        5.7    Successors and Assigns.     This Amendment is binding upon and shall inure to the benefit of the Lender and each Obligor and their respective successors and assigns, except no Obligor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Signatures hereto transmitted by facsimile shall be effective as originals.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

        Executed as of the date first written above.

BORROWER:	ASCENT FUNDING, INC.

By: Print Name: Print Title:

OBLIGORS:	ASCENT ASSURANCE, INC.

By: Print Name: Print Title:

NATIONALCARE® MARKETING, INC.

By: Print Name: Print Title:

AMERICARE BENEFITS, INC.

By: Print Name: Print Title:

LENDER:	THE FROST NATIONAL BANK

By: Print Name: Print Title:

Exhibit A

EXHIBIT A

(First Restated Revolving Promissory Note)

Exhibit B

EXHIBIT B

(Consent Related to Intercreditor Subordination Agreement)

Exhibit C

EXHIBIT C

(Opinion of Obligor Counsel)

Exhibit D

EXHIBIT D

(Waiver of Jury Trial and Notice of Final Agreement)

WAIVER OF JURY TRIAL AND NOTICE OF FINAL AGREEMENT

To:       ASCENT FUNDING, INC.
             (collectively, whether one or more, “Borrower”)

As of the effective date of this Notice, Borrower and THE FROST NATIONAL BANK, a national banking association (“Lender”) have amended the Credit Agreement pursuant to which Lender has agreed to make a loan or loans to Borrower, and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount at any time outstanding of up to $3,000,000.00 (collectively, whether one or more, the “Loan”).

FACSIMILE DOCUMENTS AND SIGNATURES

For purposes of negotiating and finalizing the Written Loan Agreement (as hereinafter defined), if this document or any document executed in connection with the Loan is transmitted by facsimile machine (“fax”), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. At the request of any party, any faxed document shall be re-executed by each signatory party in an original form.

WAIVER OF RIGHT TO TRIAL BY JURY

THE PARTIES TO THIS AGREEMENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER TO ENFORCE THIS AGREEMENT, TO COLLECT DAMAGES FOR THE BREACH OF THIS AGREEMENT, OR WHICH IN ANY OTHER WAY ARISE OUT OF, ARE CONNECTED TO OR ARE RELATED TO THIS AGREEMENT OR THE SUBJECT MATTER OF THIS AGREEMENT. ANY SUCH ACTION SHALL BE TRIED BY THE JUDGE WITHOUT A JURY.

NOTICE OF FINAL AGREEMENT

In connection with the Loan, Borrower and Lender and the undersigned guarantors (collectively, whether one or more, “Other Obligors”) have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively herein referred to as the “Written Loan Agreement”).

It is the intention of Borrower, Lender and Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

Executed effective as of December __, 2004.

THE FROST NATIONAL BANK, a national banking association

By: Print Name: Print Title:

ACKNOWLEDGED AND AGREED:

BORROWER:

ASCENT FUNDING, INC.

By:
Print Name:
Print Title:

OTHER OBLIGORS:

ASCENT ASSURANCE, INC.

By:
Print Name:
Print Title:

NATIONALCARE® MARKETING, INC.

By:
Print Name:
Print Title:

AMERICARE BENEFITS, INC.

By:
Print Name:
Print Title: